                                                                 EXHIBIT 10.9(v)

                                              TO BE RATIFIED BY PLEDGOR BEFORE A
                                                   PUBLIC NOTARY AND APOSTILLED.



                  AMENDMENT ENTERED INTO ON THIS 30TH DAY OF MAY, 2001, TO PLEDGE AGREEMENT ENTERED INTO ON THE 27TH DAY OF JANUARY, 1999 BY AND BETWEEN CINEMARK MEXICO (USA), INC. (THE "PLEDGOR") AND BANK OF AMERICA, N.A. (F/K/A BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION), AS ADMINISTRATIVE AGENT FOR THE FINANCIAL INSTITUTIONS REFERRED TO BELOW AS "BANKS" (THE "PLEDGEE") WITH THE ACKNOWLEDGEMENT OF CINEMARK DE MEXICO, S.A. DE C.V. (THE "COMPANY") (THE "PLEDGE AGREEMENT")



         WHEREAS, the Pledgor, the Pledgee and the Company desire to amend the Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     CLAUSES



         FIRST. The third, fourth and fifth Recitals to the Pledge Agreement are amended and restated in their entirety as follows:

                  "WHEREAS, Cinemark USA, Inc. as borrower ("Borrower"), the Banks (as defined below), and the Pledgee, as administrative agent for the Banks, have entered into the Second Amended and Restated Credit Agreement dated as of February 12, 1998, as amended (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement") whereby the Banks have agreed, subject to the terms and conditions of the Credit Agreement, to make Loans (as defined in the Credit Agreement) from time to time to the Borrower;

                  "WHEREAS, pursuant to the Credit Agreement, upon the request of any Bank, the Borrower shall issue promissory notes (the "Notes") to the order of such Bank to evidence, instead of loan accounts, such Bank's Loans to the Borrower; and

                  "WHEREAS, in order to induce the Banks to continue extending credit under the Credit Agreement, the Borrower has, among other matters, agreed to cause the Pledgor to secure fulfillment of all of Borrower's obligations under the Loan Documents (as defined



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         in the Credit Agreement) by means of pledging to the Pledgee all its rights in the Collateral."

         SECOND. The definition of "Collateral" in Paragraph First (2) is amended by inserting "65% of" immediately before "any additional shares" in the second line of such definition.

         THIRD. The definition of "Secured Obligations" in Paragraph First (3) is amended and restated in its entirety as follows:

         "(3) 'SECURED OBLIGATIONS' means any and all Obligations as defined in the Credit Agreement."

         FOURTH. Paragraph SECOND (a) is amended by deleting "by the Pledgor" immediately before the words "the Secured Obligations."

         FIFTH. The execution of the Agreement in the Collateral does not constitute a novation, satisfaction, discharge or modification of the Secured Obligations in any manner whatsoever.

         SIXTH. This Agreement shall be construed in accordance with the laws of Mexico.

         IN WITNESS WHEREOF, the parties hereto have executed or cause this Agreement to be executed by their duly authorized representatives as of the date first above written.



THE PLEDGOR                                THE PLEDGEE AS AGENT FOR THE BANKS


CINEMARK MEXICO (USA), INC.                BANK OF AMERICA, N.A. (F/K/A/ BANK
                                           OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION), AS
                                           ADMINISTRATIVE AGENT


By:                                        By:
   ------------------------------------       ----------------------------------
Name:                                         David Price
Title:                                        Vice President
Telefax                                       Agency Management Services
                                              CA 9-706-11-03
                                              555 South Flower Street
                                              Los Angeles, California 90071-2385
                                              Telefax: (415) 503-5011

         By its execution hereof, Cinemark de Mexico, S.A. de C.V. hereby acknowledges the terms of the foregoing Amendment to Pledge Agreement and hereby irrevocably agrees to be



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bound by the provisions of the Amendment to Pledge Agreement as they apply to the Cinemark de Mexico, S.A. de C.V. including the obligations to (i) endorse in guarantee and deliver to the Pledgee as agent for the Banks any additional Shares which Cinemark de Mexico, S.A. de C.V. may distribute, exchange or substitute, and (ii) delivery to the Pledgee as agent for the for the Banks any Distribution which Cinemark de Mexico, S.a. de C.V. may make only if an event of default (as defined in the Credit Agreement) shall have occurred and be continuing as may be confirmed in writing by Pledgee to Cinemark de Mexico, S.
A. de C.V.




                                       CINEMARK DE MEXICO, S.A. DE C.V

                                       By
                                         ---------------------------------------

                                       Name
                                           -------------------------------------

                                       Title
                                            ------------------------------------

                                       Address:
                                               ---------------------------------

                                       Telefax:
                                               ---------------------------------


         WITNESS                                         WITNESS



         ----------------------------       ------------------------------------
         Name:                              Name:



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